EXHIBIT 99.2

PERIODIC REPORT CERTIFICATION

of

Chief Financial Officer

I, Timothy E. Bixby, Chief Financial Officer of LivePerson, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Quarterly Report of the Company on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002	/s/ TIMOTHY E. BIXBY
Timothy E. Bixby
President, Chief Financial Officer and Secretary